EXHIBIT 10.7


BOATRACS, Inc. 1996 Stock Option Plan
Dated: February 8, 1996

BOATRACS, INC.
1996 STOCK OPTION PLAN
(as amended March 20, 1998)

1.  Purposes of the Plan.

The Boatracs, Inc. 1996 Stock Option Plan (the "Plan") is intended to promote the interests of Boatracs, Inc., a California corporation (the "Company"), by providing a method whereby
(i) employees of the Company (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations), and (ii) non-employees who provide valuable services to the Company (or its parent or subsidiary corporations), as determined by the Plan Administrator, may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company (or its parent or subsidiary corporations).

2.  Administration of the Plan.

(a) The Plan shall be administered by the Company's Board of Directors (the "Board") or, to the extent provided by the Board, a committee (the "Committee") appointed by the Board, which shall consist of not less than two non-employee directors (as such term is defined in Rule 16b-3, or any successor rule, under the Securities Exchange Act of 1934), who shall serve at the pleasure of the Board; provided, however, that the Plan may be administered by the Board. For purposes of the Plan, the term "Plan Administrator" shall mean the Board, or if the Board delegates responsibility for any matter to the Committee. The Board may alter the Plan administration so that the Plan administration is structured to comply with the rules governing a discretionary plan under Rule 16b-3.

(b) Subject to the provisions of the Plan, the Plan Administrator shall have full power and authority to select the Optionees (as defined in Section 3) to be granted the options under the Plan, and to determine (i) whether each granted option is to be an incentive stock option ("Incentive Stock Option") which satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or a non-statutory Stock Option not intended to meet such requirements, (ii) the number of shares to be subject to such option; (iii) the exercise prices of such shares, (iv) the terms of exercise, (v) the expiration dates and (vi) all other terms and conditions upon which such option may be exercised. The Plan Administrator shall have the full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option. No person acting under this subsection shall be held liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

(c) The Company shall indemnify and hold harmless each Committee member and each director of the Company, and the estate and heirs of such Committee member or director, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or director, his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items.

3.  Eligibility for Option Grants.

The   persons eligible to receive option grants pursuant  to  the
Plan ("Optionees") are as follows:

(a) Employees of the Company (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Company (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Company (or its parent or subsidiary corporations); and

(b)  Non-employees who provide valuable services to  the  Company
(or its parent or subsidiary corporations).

4.  Stock Subject to the Plan.

(a) The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired common stock (the "Common Stock"). The aggregate number of shares which may be issued under the Plan shall not exceed 2,000,000 shares of Common Stock. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section 4.

(b) Should an option be terminated for any reason without being exercised or surrendered in whole or in part, the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under the Plan.

(c) In the event that the outstanding shares of Common Stock issuable under the Plan as a class are increased or decreased, or changed into or exchanged for a different number or kind of shares or securities, as a result of any Corporate Transactions (as defined in Section 7), stock splits, stock dividends, or the like affecting the outstanding Common Stock as a class, then appropriate adjustments shall be made to the aggregate number of shares issuable under the Plan and to the number of shares and price per share of the Common Stock subject to each outstanding option, in order to prevent the dilution or enlargement of benefits under such outstanding options.

5.  Terms and Conditions of Options.

Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Stock Options or non-statutory Stock Options. Individuals who are not employees of the Company or its parent or subsidiary corporations may only be granted non-statutory Stock Options. Each granted option shall be evidenced by one or more written instruments in a form approved by the Plan Administrator; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified in this Section 5.

(a)  Option Price.

(1) The option price per share (the "Option Price"), (a) with respect to a non-qualified Stock Option, shall be between eighty-five percent (85%) and one hundred percent (100%) of the fair market value of a share of Common Stock on the date of the option grant, as determined by the Company on a case by case basis and (b) with respect to an Incentive Stock Option, shall, subject to subsection (a)(2) below, be one hundred percent (100%) of the fair market value of a share of Common Stock on the date of the option grant.

(2) 10% Shareholder. If any Optionee under the Plan is on the date of grant of an Incentive Stock Option the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (a "10% Shareholder"), then the option price per share acquired pursuant to exercise of an Incentive Stock Option shall not be less than one hundred and ten percent (110%) of the fair market value of a share of Common Stock on the date of the option grant.

(3) The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of the instrument evidencing the grant, be payable in one of the alternative forms specified below:

(i) full payment  in  cash or cash equivalents; or

(ii) Full payment in shares of Common Stock having a fair market value on the Exercise Date (as defined below) in an amount equal to the option price; or

(iii)  a  combination of shares of Common Stock valued  at   fair
market value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the option price; or

(iv) any other form of consideration as the Plan Administrator may approve.

For purposes of this Section 5(a)(3), the Exercise Date shall be the first date on which the Company shall have received both written notice of the exercise of the option and payment of the option price for the purchased shares of Common Stock.

(4) For all valuation purposes under the Plan, the fair market value of a share of Common Stock shall be determined in accordance with the following provisions:

(i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Common Stock in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system, on the date of the option grant or Exercise Date, as the case may be. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

(ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

(iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Plan Administrator in accordance with Section
260.140.50 of the California Code of Regulations or any successor rule.

(b) Option Period.

The  term  of each option shall commence on the date of grant  of the option and shall be seven (7) years, except that if an Incentive Stock Option is granted to an Optionee who, immediately before the grant of the Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the exercise period specified in the option agreement for which the Incentive Stock Option thereunder is granted, shall not exceed five years from the date of grant. Subject to other provisions of the Plan, (a) each Incentive Stock Option shall be exercisable during its term as to twenty percent (20%) of the Incentive Stock Option shares during the twelve (12) months beginning on the first anniversary of the date of grant, and twenty percent (20%) thereafter during each of the four (4) next successive twelve (12) month periods, and (b) each non-qualified Stock Option shall be exercisable over a five (5) year term, as determined by the Company on a case by case basis, provided, however, that each non-qualified Stock Option shall be exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the non-qualified Stock Option is granted. Additionally, if an Optionee shall not in any period purchase all of the option shares which the Optionee is entitled to purchase in such period, then the Optionee may purchase all or any part of such shares subject to this Agreement at any time after the end of such period and prior to the expiration of the option.

(c)  Effect of Termination.

(1) Subject to the other provisions of the Plan, should an Optionee cease to be a service provider to the Company ("Service Provider"), or employee or director, for any reason (including death or permanent disability as defined in Section 105(d)(4) of the Internal Revenue Code), then any option or options granted under the Plan to such Optionee and outstanding on the Cessation Date (as defined below) shall remain exercisable for a period not to exceed six (6) months from the date of such cessation of Service Provider, employee or director, status (the "Cessation Date"), the specific amount of time to be determined at the time of granting the option; provided, however, that under no circumstances shall such options be exercisable after the expiration date of the option term specified in the instrument evidencing the option grant. Notwithstanding the foregoing, such shorter period of exercisability following the Cessation Date, as determined by the Company at the time of original grant, shall in no event be less than: (i) six (6) months in the event that employment termination is due to the death or disability of the Optionee and (ii) thirty (30) days in the event that employment termination is due to any other reason. Each such option shall, during such six (6) month or shorter period, be exercisable to the extent of the number of shares (if any) for which the option is exercisable on the Cessation Date (the "Vested Shares"), and to the extent that on the Cessation Date the number of shares (if any) for which the option is not exercisable will become exercisable within the following year, the Optionee may exercise the option for a percentage of such shares based on the following fraction: the numerator shall be the number of days from the last anniversary date of the grant of the option to the Cessation Date and the denominator shall be the number of days from the last anniversary date of the grant of the option to the next anniversary date of the grant of the option. Upon the expiration of such six (6) month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

(2) Notwithstanding subsection (c)(1) above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the Cessation Date to provide that options held by such Optionee may be exercised not only with respect to Vested Shares as of the Cessation Date, but also with respect to one or more subsequent installments of shares for which the option would otherwise have become exercisable had such cessation of Service Provider status not occurred.

(3) For purposes of the Plan, the Optionee shall be deemed to be a Service Provider of the Company for so long as the Optionee renders periodic services to the Company or one or more of its parent or subsidiary corporations.

(d) No Employment or Service Contract. Nothing in the Plan shall confer upon the Optionee any right to continue in the service of the Company (or any parent or subsidiary corporation of the Company employing or retaining the Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionee) or the Optionee, to terminate the service provider status of Optionee at any time for any reason or no reason whatsoever, with or without cause.

(e)   Shareholder  Rights.  An Optionee shall have  none  of  the rights of a shareholder with respect to any shares covered by the
option   until  such  individual shall have duly  exercised   the
option and paid the option price.

6.  Exercise of Options.

(a) Each Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the Company's principal office, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by the Company.

(b) Exercise of each Option is conditioned upon the agreement of the Optionee to the terms and conditions of this Plan and of such Option as evidenced by the Optionee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Optionee that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933 (the "Securities
Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) each Optionee will timely file all reports required under federal securities laws, and (e) each Optionee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

(c) No Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Option is duly tendered before its expiration, such Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

(d) Withholding Taxes. The Company shall have the right at the time of exercise of any Stock Option to make adequate provision for any federal, state, local, or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise.

(e) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the
Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). In the event that Section 422 of the Internal Revenue Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the $100,000 limitation set forth above, the dollar limitation of this Section 6(e) shall be automatically adjusted accordingly. To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Stock Options shall be applied on the basis of the order in which such options are granted, and any Incentive Stock Options subject to the limitations of this Section 6(e) shall be treated as non-qualified Stock Options subject to the applicable terms and conditions of the Plan.

7.  Corporate Transactions.

(a)    In  the  event  of any of the following  transactions   (a
"Corporate Transaction"):

(i)   a  merger or consolidation in which the Company is not  the surviving entity, except for a transaction the principal  purpose
of    which    is  to  change  the   State   of   the   Company's
incorporation,

(ii)   the  sale,  transfer  or  other  disposition  of  all   or
substantially all of the assets of the Company, or

(iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, then each outstanding option which is not to be assumed by the successor corporation or parent thereof (or to be replaced with a comparable option to purchase shares of the capital stock of such successor corporation or parent thereof) automatically shall be accelerated so that each such option, immediately prior to the specified effective date for such Corporate Transaction, shall become fully exercisable with respect to the total number of shares of Common Stock purchasable under such option. Any such accelerated options not exercised as of the consummation of the Corporate Transaction shall terminate and cease to be exercisable, unless assumed by the successor corporation or parent thereof (or replaced with a comparable option to purchase shares of the capital stock of such successor corporation or parent thereof).

(b)    In   connection  with  any  Corporate   Transaction,   the
exercisability of any accelerated options under the  Plan  as  an
Incentive  Stock Option shall remain subject to  the   applicable
dollar limitation of Section 6(e).

(c) The Plan Administrator shall have the right and power at any time to waive in whole or in part, absolutely or conditionally, any right of the Company contained in any instrument or option agreement evidencing any options granted under the Plan.

(d) The grant of options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

8.  Amendment of the Plan.

(a) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan; and provided further, that the Board shall not, without the approval of the shareholders of the Company where required by law.

(b) The provisions of this Plan pertaining to Incentive Stock Options are intended to comply with all requirements of the Internal Revenue Code pertaining to qualification of such incentive stock options as Incentive Stock Options under the Internal Revenue Code and all provisions of the Plan with respect thereto shall be construed in a manner consistent therewith.

9.  Effective Date and Term of Plan.

(a) The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the shareholders of the Company. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the Plan effective date and before the date fixed herein for termination of the Plan.

(b) Unless sooner terminated in accordance with the provisions hereof, the Plan shall terminate upon the earlier of
(i) the expiration of the eight (8) year period measured from the date of the Board's adoption of the Plan or (ii) the date on which all shares available for issuance under the Plan shall have been issued or canceled pursuant to the exercise or surrender of options granted under the Plan.

10.  Regulatory Approvals.

The implementation of the Plan, the granting of any option under the Plan, and the issuance of Common Stock upon the exercise or surrender of any such option, shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under the Plan and the Common Stock issued pursuant to the Plan.

11.  Requests for Information.

For additional information about the Plan or the Plan Administrator, please direct all such requests to the Chief Financial Officer of Boatracs, Inc., 6440 Lusk Boulevard, Suite D201, San Diego, CA 92121, telephone number (619) 587-1981.

 12.  Financial Reports.

The Company shall deliver financial and other information regarding the Company, on an annual or other periodic basis, to each individual holding an outstanding option under the Plan, to the extent the Company is required to provide such information pursuant to Section 260.140.46 (or any successor thereto) of the Rules of the California Corporations Commissioner.

13.  Successors in Interest.

The Company shall not assign or delegate to any other person this Plan or any rights or obligations under this Plan. Subject to any restriction on transferability contained in this Plan, this Plan shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Plan. Nothing in this Paragraph shall create any rights enforceable by any person not a party to this Plan, except for the rights of the successors-in-interest and assigns of each party to this Plan, unless such rights are expressly granted in this Plan to other specifically identified persons.

14.  Governing Law.

This   Plan  shall be construed in accordance with, and  governed by, the laws of the State of California.

15.  Attorney's Fees.

In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Plan the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, and actual attorney's and expert witness fees relating to or arising out of (a) such Proceeding (whether or not such Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's and expert witness fees.

16.  Prior Understandings.

This Plan contains the entire agreement between the parties with respect to the subject matter of the Plan, is intended as a final expression with respect to such terms as are included in the Plan, and supersedes all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede or accompany the execution of the Plan.

17.  Arbitration.

All   disputes pertaining to this Plan shall be resolved  by  the
American  Arbitration Association pursuant to its  rules  in  San
Diego, California.

18.  Option Non-Transferable; Exceptions

This   option   shall be neither transferable nor assignable   by
Optionee other than by will or by the laws of descent and distribution and may be exercised, during Optionee's lifetime, only by Optionee.